UNITED STATES SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of earliest event reported: September 3, 2013

PRONTO CORP.
 (Exact name of registrant as specified in its charter)

Nevada
 (State or other jurisdiction of incorporation)

333-180954	68-0682410
(Commission File Number)	(I.R.S. Employer
Identification No.)

909 Bay Street, Suite 812 , Toronto, Ontario, Canada M5S 3G2
 (Address of principal executive offices) (Zip Code)

                 Registrant's telephone number, including area code: (514) 513-7579

                                        Not Applicable
 (Former name, former address and former fiscal year,
if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03 Material Modification to Rights of Security Holders

On August 28, 2013 the Registrant filed a certificate of change to execute a twenty for one forward split (the “Forward Split”) of our Common Stock. The Forward Split affects our outstanding Common Stock on the basis of 1 outstanding share being changed to 20 outstanding shares.  In other words, every 1 shares of Common Stock that is now issued and outstanding will result in 20 shares being issued and outstanding.  Each shareholder’s percentage ownership in the Company (and relative voting power) will remain unchanged as a result of the Forward Split. This action does not require shareholder approval under Nevada Revised Statute 78.207.

REASONS FOR THE FORWARD SPLIT

The Board believes that the present course of the Company’s business operations needed to be re-evaluated. We anticipate that changes to our business operations may result that may require the Company to issue new shares. The Board believes that increasing the number of outstanding shares will provide us with greater flexibility in structuring financings and pursuing other corporate development opportunities and position it so that such financings may be less dilutive to existing shareholders.  Also, we believe that an increase in the number of outstanding shares makes our business more attractive to potential merger, joint venture and acquisition candidates should we decide to pursue such a plan sometime in the future.

Stockholders will not be required to pay a transfer or other fee in connection with the exchange of their certificates.  Consummation of the forward stock split will change the number of shares of Common Stock authorized by the Company’s Articles of Incorporation but not the par value of each share of Common Stock. The Forward Stock Split will not materially affect a stockholder’s percentage ownership interest in the Company or proportional voting power.

CERTAIN EFFECTS OF THE FORWARD SPLIT

The following table illustrates the principal effects of the Forward Split on our Common Stock based on the number of shares authorized, issued and outstanding as of July 16, 2013.

	Prior to the	After the
Authorized Stock	Reverse Split	Reverse Split
Common Stock Authorized	75,000,000	1,500,000,000

Issued Stock
Common Stock	3,400,000	68,000,000

Stock Available for Issuance
Common Stock	71,600,000	1,432,000,000

Shares of Common Stock issued pursuant to the Forward Split will be fully paid and non-assessable.  The relative voting and other rights of holders of the Common Stock will not be altered by the Forward Split, and each share of Common Stock will continue to entitle its owner to one vote.  The Forward Split will not give rise to rights of appraisal or dissenter’s rights.

As a result of the Forward Split, the number of shares of Common Stock presently outstanding will be increased.  However, we will not have the ability to issue more shares of Common Stock than is presently the case and without additional shareholder approval.  Doing so will have a dilutive effect on the equity and voting power of our existing shareholders.

The Forward Split may result in some shareholders continuing to own "odd-lots" of less than 100 shares of Common Stock.  Brokerage commissions and other costs of transactions in odd-lots are generally somewhat higher than the costs of transactions in round lots of even multiples of 100 shares.

The Forward Split will not affect the Company's stockholders' equity as reflected on our financial statements, except to change the number of issued and outstanding shares of Common Stock.  The Forward Split will affect the par value of the Common Stock in that instead of being $.0.001 it will be adjusted to remain at $0.001.

EFFECTIVE DATE OF THE FORWARD SPLIT

The Forward Split will be authorized immediately and will become effective at such time as counsel or our executive officers determine that proper notification and filing has been made to the regulators and the securities markets and after the merger to change name described in Item 5.03 hereof is effective.  Upon proper regulatory notification, all of our outstanding Common Stock will be converted into new Common Stock in accordance with the Forward Split ratio described above.  After the Forward Split is effective, certificates representing shares of pre-forward split Common Stock will be deemed to represent only the right to receive the appropriate number of shares of post-forward split Common Stock.

NO EXCHANGE OF CERTIFICATES

Shareholders will not be asked to exchange certificates at this time; however, they are entitled to do so after the Forward Split takes place if they wish by contacting our transfer agent.  Otherwise, certificates representing pre-forward split shares will exchanged for certificates reflecting post-split shares at the first time they are presented to the transfer agent for transfer.

RIGHT TO ABANDON FORWARD SPLIT

Although we do not anticipate doing so, we may abandon the proposed Forward Split at any time prior to its effectiveness if our Board of Directors deems it advisable to do so.  Any decision as to the appropriateness of the Forward Split will be made solely by our Board of Directors and will depend upon numerous factors including the future trading price of our stock, the growth and development of our business and our financial condition and results of operations.

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

MERGER TO CHANGE NAME

The Board of Directors of Pronto Corp. (the “Company”) has approved a change of its name to Joey New York, Inc. effective at the close of business on September 5, 2013.  The Board approved the name change in connection with the Company’s with its new business focus.

The name change was effected through the merger of the Company with its wholly-owned subsidiary in which the Company was the surviving entity.  In accordance with the Nevada Revised Statutes, Company changed its name at the effective time of the merger.  This action was approved by the company’s Board of Directors on August 28, 2013 and no consent of Company’s stockholders was required under Nevada law.

Both our CUSIP number and our trading symbol for our common stock which trades on the OTCQB Tier of the OTC Markets, Inc. will change as a result of the name change.  The new CUSIP number will be [____].  We have submitted the requisite documents and other information to the Financial Information Regulatory Association, Inc. (“FINRA”) to process the name change.  At such time as we are assigned a new trading symbol, we will make a subsequent announcement.

There will be no mandatory exchange of stock certificates.  Following the name change and reverse stock split, the share certificates which reflect our prior name and pre-split shares will continue to be valid.  Certificates reflecting the new corporate name and reverse stock split will be issued in due course as old share certificates are tendered for exchange or transfer to our transfer agent, VStock Transfer, LLC;  telephone 212-828-8436.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

2.1	Form of Agreement and Plan of Merger

2.2	Articles of Merger as filed with the Secretary of State of Nevada.

3.1	Certificate of Change as filed with the Secretary of State of Nevada.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRONTO CORP.

Date: September 5, 2013	By: /s/ Svetlana Gofman
Svetlana Gofman, Chief Executive Officer